BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund”)

Supplement dated June 26, 2023 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 28, 2022, as supplemented to date

Effective June 27, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Erin Xie, PhD	2003	Managing Director of BlackRock, Inc.
Xiang Liu, PhD	2020	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Erin Xie, PhD and Xiang Liu, PhD are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Erin Xie, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. in 2005; Senior Vice President of State Street Research & Management from 2001 to 2005.
Xiang Liu, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2008 to 2016.

Shareholders should retain this Supplement for future reference.